Morgan Stanley Balanced Growth Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2003 - June 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            01/07/  9,026,   $99.71 $900,000  80,000  0.009%   0.16
 Comcast      03      175             ,000                      0%   JP Morgan,
                                                                      Merrill
  (6.50%                                                               Lynch,
Notes due                                                              Morgan
 January                                                              Stanley,
15, 2015)                                                             Banc of
                                                                      America
                                                                     Securities
                                                                     , Salomon
                                                                       Smith
                                                                      Barney,
                                                                      ABN AMRO
                                                                     Inc, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Barclays
                                                                      Capital,
                                                                        BNP
                                                                      PARIBAS,
                                                                        BNY
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Dresdner
                                                                     Kleinwort
                                                                     Wasserstei
                                                                         n,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                      , Fleet
                                                                     Securities
                                                                      Inc, The
                                                                     Royal Bank
                                                                         of
                                                                     Scotland,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Goldman
                                                                       Sachs


                                                                       Morgan
                                                                      Stanley,
                                                                      Salomon
Internatio                                                             Smith
nal Paper                                                             Barney,
            03/14/  7,014,   $99.79 $700,000  65,000  0.009%   0.14   Deutsche
  (5.30%      03      379      5      ,000                      0%      Bank
Notes due                                                            Securities
 April 1,                                                               , JP
  2015)                                                               Morgan,
                                                                        UBS
                                                                      Warburg,
                                                                      ABN AMRO
                                                                     Inc, Banc
                                                                     of America
                                                                     Securities
                                                                      LLC, BNP
                                                                      PARIBAS,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Merrill
                                                                     Lynch and
                                                                       Tokyo-
                                                                     Mitsubishi
                                                                     Internatio
                                                                        nal


                                                                     Citigroup,
                                                                      Goldman
The Chubb                                                              Sachs,
Corporatio  06/18/  13,500   $59.50 $803,250   3,800  0.028%   0.12   Merrill
    n         03     ,000             ,000                      6%     Lynch,
                                                                        Bear
                                                                      Stearns,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                      , Morgan
                                                                      Stanley,
                                                                      Wachovia
                                                                     Securities


                                                                       Morgan
                                                                      Stanley,
                                                                      Merrill
                                                                       Lynch,
                                                                     Citigroup,
 General                                                              Banc of
  Motors                                                              America
Corporatio  06/26/  3,000,   $98.62 $295,860  90,000  0.0000   0.05  Securities
    n         03    000,00           ,000000            31%     1%   , Goldman
                       0                                             Sachs, JP
 (8.375%                                                              Morgan,
  Senior                                                              Banc One
Debentures                                                            Capital
due 2033)                                                             Markets
                                                                      Inc, BNP
                                                                     PARISBAS,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , SG
                                                                     Cowen, UBS
                                                                     Investment
                                                                     Bank, Bear
                                                                      Stearns,
                                                                        BMO
                                                                      Nesbitt
                                                                       Burns,
                                                                     CIBC World
                                                                      Markets,
                                                                       Lehman
                                                                     Brothers,
                                                                        RBC
                                                                      Capital
                                                                      Markets,
                                                                       Scotia
                                                                      Capital,
                                                                      Standard
                                                                     Chartered
                                                                      Bank, TD
                                                                     Securities
                                                                      , Tokyo-
                                                                     Mitsubishi
                                                                     Internatio
                                                                      nal and
                                                                     West LB AG


                                                                       Morgan
                                                                      Stanley,
                                                                      Banc of
 General                                                              America
  Motors                                                             Securities
Acceptance  06/26/  1,000,   $99.92 $99,923,  45,000  0.0001   0.02  LLC, Banc
Corporatio    03    000,00           000,000            1%      6%      One
    n                  0                                              Capital
                                                                      Markets
  (4.50%                                                             Inc, Bear
Notes due                                                             Stearns,
 by July                                                             JP Morgan,
15, 2006)                                                            Citigroup,
                                                                       Mellon
                                                                     Financial
                                                                      Markets,
                                                                      Merrill
                                                                       Lynch,
                                                                       Scotia
                                                                      Capital,
                                                                      Comerica
                                                                     Securities
                                                                      and SMBC
                                                                     Securities
                                                                        Inc